                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                    [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                     Commission only (as permitted by Rule
[ ]  Definitive Additional Materials                     14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                                  EXCITE, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                     May 5, 1997

To Our Shareholders:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Excite, Inc. to be held at the corporate offices of the Company, located at 555 Broadway, Redwood City, California on Thursday, June 19, 1997 at 10:00 a.m., California time.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Shareholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of Excite, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          GEORGE BELL
                                          President and Chief Executive Officer

                                  EXCITE, INC.
                                  555 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Excite, Inc. (the
"Company") will be held at the corporate offices of the Company, located at 555 Broadway, Redwood City, California on Thursday, June 19, 1997 at 10:00 a.m., California time, for the following purposes:

          1. To elect six directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal.

          2. To approve two amendments to the Company's 1996 Equity Incentive Plan to increase the number of shares issuable thereunder by an aggregate of 3,255,000 shares.

          3. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock from 25,000,000 to 50,000,000.

          4. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1997.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 28, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          RICHARD B. REDDING
                                          Vice President, Finance and
                                          Administration and Secretary
Mountain View, California
May 5, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                  EXCITE, INC.
                                  555 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  MAY 5, 1997

     The accompanying proxy is solicited on behalf of the Board of Directors of Excite, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the corporate offices of the Company located at 555 Broadway, Redwood City, California on Thursday, June 19, 1997 at 10:00 a.m., California time, (the "Meeting"). Only holders of record of the Company's Common Stock and Preferred Stock at the close of business on April 28, 1997 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on April 28, 1997, the Company had 12,359,402 shares of Common Stock outstanding and entitled to vote and 1,950,000 shares of Preferred Stock outstanding and, subject to certain limitations, entitled to vote together with the Common Stock, as a class and on an as-converted-to-Common Stock basis. As of the Record Date, each outstanding share of Preferred Stock was convertible into one share of Common Stock. A majority of the shares of Common Stock and Preferred Stock, together as a whole, outstanding on the Record Date will constitute a quorum for the transaction of business. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in the accompanying Notice of Meeting and this Proxy Statement. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about May 5, 1997. An annual report for the fiscal year ended December 31, 1996 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Holders of the Company's Common Stock and Preferred Stock are entitled to one vote for each share held as of the Record Date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected for which such shareholder is eligible to vote. The shareholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion.

     With respect to Proposal No. 1, five(5) directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on the election of directors and the holders of Preferred Stock, voting separately from the Common Stock, shall be entitled to elect one(1) director (the "Preferred Stock Director") and shall not otherwise be entitled to vote for any other directors of the Company. America Online, Inc. ("AOL"), beneficially owns all of the shares of the Company's issued and outstanding Preferred Stock. Each of Proposals No. 2 and 4 requires for approval the affirmative vote of a majority of the shares of Common Stock and Preferred Stock present in person or represented by proxy at the Meeting and voting together as a class on the proposal. Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote at the Meeting, voting together as a class, as well as the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting separately, entitled to vote at the Meeting.

     The effectiveness of any of the Proposals is not conditioned upon the approval of any of the other Proposals by the shareholders.

     The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock and Preferred stock (together, as a class) outstanding on the Record Date. Abstentions will be included in determining the number of shares present and voting at the Meeting and will have the same effect as votes against the proposals. Since the required vote of holders of Common Stock and Preferred Stock for Proposal No. 3 is based upon the number of outstanding shares rather than upon the shares actually voted in person or by proxy at the Meeting, the failure of a holder to submit a proxy or to vote in person at the Meeting (including abstentions and "broker non-votes") will have the same effect as a vote against approval of Proposal No. 3. With respect to each of the other proposals, broker non-votes will have no effect.

     In the event that sufficient votes in favor of the Proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

     The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods: (i) a written instrument delivered to the Company stating that the proxy is revoked; (ii) a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting; or (iii) attendance at the Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     At the Meeting, shareholders will elect directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at six members. Accordingly, six nominees will be elected at the Meeting to be the six directors of the Company. Five (5) directors will be elected by the holders of the Common Stock and one (1) of the directors will be elected by the holder of the Preferred Stock. It is anticipated that the Preferred Stock Director will be Stephen M. Case. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

DIRECTORS/NOMINEES

     The names of the nominees, and certain information about them, are set forth below:

          NAME OF NOMINEE            AGE             PRINCIPAL OCCUPATION            DIRECTOR SINCE
-----------------------------------  ---     ------------------------------------    --------------
George Bell........................  40      President, Chief Executive Officer        1996
                                             and Director of the Company(1)

Joseph R. Kraus, IV................  25      Senior Vice President and Director        1994
                                             of the Company

Stephen M. Case*...................  38      President and Chief Executive             1996
                                             Officer of America Online, Inc.

Donn M. Davis......................  34      President of Tribune Ventures(1)          1995

Vinod Khosla.......................  42      General Partner, Kleiner, Perkins,        1995
                                             Caufield & Byers(2)

Geoffrey Y. Yang...................  37      General Partner, Institutional            1996
                                             Venture Partners(1)(2)

---------------
 *  It is anticipated that Mr. Case will serve as the Preferred Stock Director.

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     Mr. Bell has been President, Chief Executive Officer and a director of the Company since January 1996. From December 1995 until January 1996, he was a consultant to the Company. From May 1991 to December 1995, Mr. Bell was employed by The Times Mirror Company, a publishing and cable television company, most recently as President -- The Skiing Company for Times Mirror Magazines and previously as President -- The Outdoor Company and Vice President, Multimedia for Times Mirror Magazines. Prior to joining The Times Mirror Company, Mr. Bell worked as an independent producer, writer and packager of television sports and documentary programming and as a staff producer and writer for the ABC television network. Mr. Bell has received four Emmy Awards. He received a B.A. in English from Harvard College.

     Mr. Kraus has been Senior Vice President of the Company since January 1997 and a director of the Company since June 1994. He served as Senior Vice President, Business Development of the Company from January 1996 to January 1997 and, from June 1994 to January 1996, served as President of the Company. Prior to joining the Company, Mr. Kraus was a student at Stanford University. He received a B.A. in Political Science from Stanford University.

     Mr. Case has served as a director of the Company since December 1996. He is currently also a director of American Online, Inc. ("AOL"). Mr. Case has been President of AOL since July 1996 and Chief Executive Officer of AOL since April 1993. He also served as President of AOL from January 1991 to February 1996. Mr. Case received a B.A. in Political Science from Williams College. See "Certain Transactions."

     Mr. Davis has served as a director of the Company since March 1996. He is currently also a director of StarSight Telecast, Inc. Mr. Davis has been President of Tribune Ventures, a Venture investment unit of Tribune Company, since February 1995. From August 1992 to February 1995, Mr. Davis served as Senior Counsel for Tribune Company. From 1988 to July 1992, Mr. Davis was an associate with the law firm of Sidley & Austin. Mr. Davis received a B.S. in Finance from Miami University (Ohio) and a J.D. from the University of Michigan Law School.

     Mr. Khosla has served as a director of the Company since July 1995. He is currently also a director of Picture Tel, Spectrum Holobyte, The 3DO Company and several privately held companies. He has been a general partner at Kleiner Perkins Caufield & Byers since 1986. Mr. Khosla received a Bachelor of Technology in Electrical Engineering from the Indian Institute of Technology, an M.S. in Biomedical Engineering from Carnegie Mellon University and an M.B.A. from Stanford University.

     Mr. Yang has served as a director of the Company since July 1995. He is currently also a director of several privately held companies. He has been a general partner of Institutional Venture Partners since 1987.

He received a B.A. in Economics and a B.S.E. in Information Systems Engineering from Princeton University and an M.B.A. from Stanford University.

     Certain shareholders of the Company have entered into a voting agreement pursuant to which they have agreed to vote their shares to elect one director designated by AOL for so long as AOL holds at least 1,315,165 shares of the Company's Common Stock on an as-converted-to-Common Stock basis.

     The holders of the Company's Series E Preferred Stock, voting separately from the Common Stock, are entitled to elect one director for so long as at least 1,640,165 shares of Series E Preferred Stock (as adjusted for stock splits or similar events) are outstanding. Holders of Series E Preferred Stock are not otherwise entitled to vote for any other directors of the Company.

     Executive officers are chosen by, and serve at the discretion of, the Board. There are no family relationships among any of the directors and executive officers of the Company.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met ten times, including telephone conference meetings, and acted by written consent 16 times, during 1996. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which such director was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

     Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     Messrs. Bell, Davis and Yang are the current members of the Audit Committee. The Audit Committee did not meet during 1996. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may now or in the future be listed.

     Messrs. Khosla and Yang are the current members of the Compensation Committee. The Compensation Committee acted by written consent 23 times during 1996. The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board regarding such matters.

DIRECTOR COMPENSATION

     None of the members of the Company's Board currently receives any fees associated with his attendance at Board meetings or at Board Committee meetings. In March 1996, the Company granted Mr. Davis an option to purchase 15,000 shares of Common Stock at an exercise price of $8.045 per share, which option was subsequently returned by Mr. Davis and cancelled by the Company.

     In February 1996, the Board adopted, and in March 1996, the shareholders of the Company approved, the 1996 Directors Stock Option Plan (the "Directors Plan") and reserved a total of 150,000 shares of the Company's Common Stock for issuance thereunder. The Directors Plan was amended by the Board in March 1996. Members of the Board who (i) are not employees of the Company (or of any parent, subsidiary or affiliate of the Company), (ii) do not represent a venture capital investor, or (iii) do not own more than 5% of the Company's Common Stock are, subject to certain exclusions, eligible to participate in the Directors Plan. Each eligible person who first becomes a member of the Board will automatically be granted an option for 15,000 shares on the date such person becomes a director. Also, at each annual meeting of the Company, each eligible director will receive an additional grant of 7,500 shares if such director has served continuously as a member of the Board since the later of the date the Board adopted the Directors Plan or the date such director first became a member of the Board. Each option will vest as to 2.08% of the shares covered thereby on the last date of each month following the grant date. All options granted under the Directors Plan will be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and, in the event of a merger, consolidation or certain other change of control transactions, the vesting of all options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full. The Directors Plan will terminate in February 2006, unless terminated earlier in accordance with the provisions thereof. As of March 31, 1997, 147,500 shares of Common Stock are available for issuance under the Directors Plan.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

                  PROPOSAL NO. 2 -- ADOPTION OF AMENDMENTS TO
                           1996 EQUITY INCENTIVE PLAN

     Below is a summary of the principal provisions of the Company's 1996 Equity Incentive Plan. This summary is qualified in its entirety by reference to the full text of such plan.

PLAN HISTORY

     In February 1996, the Board adopted, and in March 1996, the shareholders of the Company approved, the 1996 Equity Incentive Plan (the "Plan"). The Plan serves as the successor equity incentive program to the Company's 1995 Equity Incentive Plan (the "1995 Plan"). Options granted under the 1995 Plan before its termination in April 1996 remain outstanding in accordance with their terms, but no further options have been granted under the 1995 Plan after the date of its termination. The Company initially reserved 1,500,000 shares of the Company's Common Stock for issuance under the 1996 Plan.

PROPOSED AMENDMENTS TO THE PLAN

     In November 1996 and January 1997, the Board approved amendments to the Plan to increase the number of shares reserved and authorized for issuance thereunder by 800,000 shares and 2,455,000 shares, respectively. These amendments to the Plan to increase, by an aggregate of 3,255,000, the total number of shares issuable thereunder to 4,755,000 shares are the subject of this Proposal. The Board believes that the increase in the number of shares reserved under the 1996 Plan proposed by these amendments is necessary in order to enable the Company to continue to use the grant of stock options and other equity awards to retain and attract qualified employees and to also encourage stock ownership by Plan participants, thereby aligning their interests with those of the Company's shareholders.

SHARES SUBJECT TO THE PLAN

     An aggregate of 4,755,000 shares of the Common Stock of the Company has been reserved by the Board for issuance under the Plan (after approval of the amendments under this Proposal). If any option granted pursuant to the Plan expires or terminates for any reason without being exercised in whole or in part, or any award terminates without being issued, or any award is forfeited or repurchased by the Company at the original purchase price, the shares released from such award will again become available for grant and purchase under the Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

     The Plan is administered by the Compensation Committee, the members of which are appointed by the Board. The Compensation Committee currently consists of Messrs. Khosla and Yang, both of whom are "non-employee directors", as that term is defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as that term is defined pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of each such award. The Compensation Committee has the authority to construe and interpret any of the provisions of the Plan or any awards granted thereunder.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Plan (the "Participants"). No Participant is eligible to receive more than 500,000 shares of Common Stock in any calendar year under the Plan, other than new employees of the Company (including directors and officers who are also new employees), who are eligible to receive up to a maximum of 800,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of March 31, 1997, approximately 210 persons were eligible to participate in the Plan.

STOCK OPTIONS

     The Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

     The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% shareholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant. To date, the Company has not granted options under the Plan at less than fair market value.

     The exercise price of options granted under the Plan may be paid as approved by the Compensation Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant;
(3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

TERMINATION OF OPTIONS

     Options are generally exercisable for a period of 10 years. Options granted under the Plan terminate three months (or such shorter or longer period as determined by the Compensation Committee not exceeding five years) after the Participant ceases to be employed or retained by the Company unless the termination of employment or retention is due to disability or death, in which case the option may, but need not, provide that it may be exercised at any time within 12 months of termination to the extent the option was exercisable on the date of termination. In no event will an option be exercisable after the expiration date of the option.

RESTRICTED STOCK AWARDS

     The Compensation Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% shareholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Compensation Committee at the time of grant. To date, the Company has not granted any restricted stock awards.

STOCK BONUS AWARDS

     The Compensation Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Plan, under such terms, conditions and restrictions as the Compensation Committee may determine. To date, the Company has not granted any stock bonus awards.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

     In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the Plan or provide substantially similar consideration, shares or other property as was provided to shareholders of the Company (after taking into account provisions of the awards) under the Plan. In the event that the successor corporation, if any, does not assume or substitute the options awarded, such options shall expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

AMENDMENT OF THE PLAN

     The Board may at any time amend or terminate the Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the Plan. However, the Board may not amend the Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE PLAN

     Unless terminated earlier as provided in the Plan, the Plan will terminate in February 2006, ten (10) years from the date the Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN, AND IS, ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN.

     Incentive Stock Options. A Participant will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the Participant is subject to the alternative minimum tax described below). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, generally will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those shares. Also upon a sale of ISO shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of fair market value of the ISO shares at exercise over the amount paid for the ISO shares. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the Participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and may be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Common Stock.

     Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

     The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

     The affirmative vote of a majority of the shares of the Company's Common Stock and Preferred Stock represented in person or by proxy and voting together as a class, will be required to approve the amendments to the Plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR INCREASING
                THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED
                          FOR ISSUANCE UNDER THE PLAN.

        PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED
       AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
                        NUMBER OF SHARES OF COMMON STOCK

     On February 25, 1997, the Board of Directors approved an amendment to the Company's Amended and Restated Articles of Incorporation, subject to shareholder approval, to increase the authorized number of shares of Common Stock of the Company from 25,000,000 shares to 50,000,000 shares. Shareholders are being asked to approve this amendment.

     At March 31, 1997, approximately 12,347,397 shares of Common Stock were issued and outstanding, approximately 3,608,046 shares (including 939,748 shares subject to shareholder approval sought in Proposal No. 2) were reserved for issuance upon exercise of options outstanding and options to be granted under the Company's stock option plans and approximately 150,000 shares were reserved for issuance for purchases under the Company's employee stock purchase program. Furthermore, the Company has proposed to issue up to 2,645,000 shares of its Common Stock in an underwritten public offering. Thus, as of that date, the Company had approximately 6,249,557 shares of Common Stock available for issuance in the future unless the proposed amendment is adopted by the shareholders. Of these, the Company has reserved 3,280,330 shares of Common Stock for issuance upon conversion of the Series E Preferred Stock issuable to AOL in connection with the Company's acquisition of the WebCrawler Assets (see "Certain Transactions"). While the Company currently has sufficient Common Stock authorized for its immediate known needs, the proposed increase would result in additional shares of Common Stock available for issuance from time to time for other corporate purposes, such as raising additional capital, acquisitions of companies or assets, sales of stock or securities convertible into Common Stock and issuances pursuant to the Plan or other employee benefit plans.

     Upon receipt of shareholder approval, all 25,000,000 additional authorized shares would be issuable at the discretion of the Board without further shareholder action, unless such approval is required by applicable law or by the Nasdaq National Market. Issuances of additional shares of Common Stock by the Company in the future will have a dilutive effect on the voting power of existing shareholders.

     Article V of the Company's Amended and Restated Articles of Incorporation would be amended to read as follows: "This Corporation is authorized to issue two classes of shares designated "Common Stock" and "Preferred Stock," respectively, both of which shall have no par value. The number of shares of Common Stock authorized to be issued is fifty million (50,000,000) shares. The number of shares of Preferred Stock authorized to be issued is four million (4,000,000) shares."

     The proposed amendment to the Amended and Restated Articles of Incorporation must be approved by the affirmative vote of holders of outstanding shares of Common Stock and Preferred Stock entitled to vote at the Meeting, voting together as a class, as well as by the affirmative vote of a majority of the outstanding shares of Common Stock, voting separately, entitled to vote at the Meeting.

     If the shareholders approve the amendment, the Company will file an amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of California reflecting the increase in authorized shares.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
          COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
           INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED.

                  PROPOSAL NO. 4 -- RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

     The Company has selected Ernst & Young LLP as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ending December 31, 1997, and the shareholders are being asked to ratify such selection. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Meeting and voting together as a class will be required to approve the ratification of Ernst & Young LLP as the Company's independent auditors.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
                     OF THE SELECTION OF ERNST & YOUNG LLP

                               NEW PLAN BENEFITS

     The following table sets forth the option grants that were made through March 31, 1997 under the 1996 Plan, subject to shareholder approval, out of the 3,255,000 additional shares reserved under the Plan that shareholders are being asked to approve, to (i) the Named Officers (see "Executive Compensation"), (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, and (iv) all employees, including officers who are not executive officers, as a group.

                                                                         WEIGHTED
                                                                         AVERAGE
                                                                         EXERCISE        NUMBER OF
                         NAME AND POSITION                               PRICE(1)        SHARES(1)
--------------------------------------------------------------------  --------------     ---------
George Bell.........................................................          --               --
  President and Chief Executive Officer
Brett T. Bullington.................................................      $ 8.75           35,000
  Executive Vice President
Graham F. Spencer...................................................          --               --
  Chief Technology Officer
Joseph R. Kraus, IV.................................................          --               --
  Senior Vice President
Cary H. Masatsugu...................................................          --               --
  Vice President, Development
All current executive officers, as a group (10 persons)(2)..........      $ 6.76          555,000
All current directors who are not executive officers, as a group (4
  persons)..........................................................          --               --
All employees, including officers who are not executive officers, as
  a group...........................................................      $ 7.09          939,748

---------------
(1) The exercise price and number of options to be granted in the future under the Plan is unknown, as the exercise price is equal to fair market value on the date of grant and option grants are made at the discretion of the Compensation Committee.

(2) In November 1996, subject to shareholder approval, the Company granted to Robert C. Hood and Jed L. Simmons, who were at the time consultants to the Company, options to purchase 200,000 shares and 220,000 shares, respectively, of Common Stock at an exercise price of $6.125 per share. In January 1997, subject to shareholder approval, the Company granted to Kenneth Wachtel, who was at the time a consultant to the Company, an option to purchase 100,000 shares of Common Stock of the Company at an exercise price of $8.75 per share. Mr. Hood is currently the Executive Vice President, Chief Administrative Officer and Chief Financial Officer of the Company. Mr. Simmons is currently the Senior Vice President and Managing Director, Excite International and Mr. Wachtel is currently Senior Vice President, Advertising Sales of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Stock as of March 31, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, each of whom the Company believes to be an affiliate of the Company, (ii) each of the Company's directors, (iii) each Named Officer (see "Executive Compensation") and (iv) all executive officers and directors as a group.

                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL
                                                                               OWNERSHIP(1)
                                                                           ---------------------
                        NAME OF BENEFICIAL OWNERS                           NUMBER       PERCENT
-------------------------------------------------------------------------  ---------     -------
America Online, Inc.(2)..................................................  3,280,330       21.9%
Vinod Khosla.............................................................  2,593,322       21.0
  Kleiner Perkins Caufield & Byers(3)
Geoffrey Y. Yang.........................................................  2,293,322       18.6
  Institutional Venture Partners(4)
Tribune Company(5).......................................................    804,629        6.5
Graham F. Spencer(6).....................................................    569,340        4.6
Joseph R. Kraus, IV(7)...................................................    371,395        3.0
George Bell(8)...........................................................    141,891        1.1
Brett T. Bullington(9)...................................................    123,457        1.0
Cary H. Masatsugu(10)....................................................     62,500          *
Donn M. Davis(11)........................................................         --          *
Stephen M. Case(12)......................................................         --          *
All executive officers and directors as a group (14 persons)(13).........  6,165,666       49.0

---------------
  *  Less than 1%.

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Shares of Common Stock subject to conversion privileges upon conversion of the Preferred Stock to be issued to AOL are deemed to be outstanding for purposes of computing the percentage ownership of all persons named in the table.

 (2) Includes (i) 1,250,000 and 700,000 shares of Series E-1 and E-2 Preferred Stock, respectively, issued to AOL in connection with the acquisition of the WebCrawler Assets (the "Acquisition"; see "Certain Transactions") and the rendering of certain services to the Company, (ii) 680,330 shares of Series E-4 Preferred Stock to be issued to AOL Ventures, Inc., a wholly-owned subsidiary of AOL ("AOL Ventures") upon exercise of its right, for a period of 90 days following the closing of the Acquisition (the "Closing"), to exchange 680,330 shares of Common Stock beneficially owned by it for an equivalent number of shares of Series E-4 Preferred Stock and
     (iii) 650,000 shares of Series E-3 Preferred Stock issuable upon exercise of a warrant held by AOL Ventures. All of the shares of Series E Preferred Stock are convertible into Common Stock on a one-for-one basis. All shares of the Series E Preferred Stock beneficially owned by AOL are subject to the terms of a Voting Trust Agreement in the event that under California law a separate class vote of the Series E Preferred Stock is required to be taken. See "Certain Transactions." AOL's address is 22000 AOL Way, Dulles, Virginia 20166.

 (3) Represents 2,235,990 shares of Common Stock held of record by Kleiner Perkins Caufield & Byers ("KPCB"), 57,332 shares of Common Stock held of record by KPCB Information and 300,000 shares of Common Stock held of record by Mr. Khosla. Mr. Khosla, a director of the Company, is a general partner of KPCB and KPCB Information and may be deemed to beneficially own the shares owned by those entities. Mr. Khosla disclaims beneficial ownership of such shares except to the extent of his indirect pecuniary interest therein. The address of Mr. Khosla and Kleiner Perkins Caufield & Byers is 2750 Sand Hill Road, Menlo Park, California 94025.

 (4) Represents 45,864 shares of Common Stock held of record by Institutional Venture Management VI ("IVM"), 2,191,722 shares of Common Stock held of record by Institutional Venture Partners VI ("IVP"), and 55,736 shares of Common Stock held of record by IVP Founders Fund I, L.P. ("IVP Founders"). Mr. Yang, a director of the Company, is a general partner of IVM, which is the general partner of IVP and of IVP Founders and may be deemed to beneficially own the shares beneficially owned by these entities. Mr. Yang disclaims beneficial ownership of such shares except for his proportional interest therein. The address of Mr. Yang and Institutional Venture Partners is 3000 Sand Hill Road, Building 2, Suite 290, Menlo Park, California 94025.

 (5) Tribune's address is 435 North Michigan Avenue, Suite 600, Chicago, Illinois 60611.

 (6) Includes approximately 147,098 shares of Common Stock subject to a repurchase right of the Company upon cessation of Mr. Spencer's service to the Company. Such repurchase right lapses with respect to approximately 8,653 of such shares per month.

 (7) Includes approximately 98,067 shares of Common Stock subject to a repurchase right of the Company upon cessation of Mr. Kraus's service to the Company. Such repurchase right lapses with respect to approximately 5,769 of such shares per month.

 (8) Represents 141,891 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 1997.

 (9) Includes 15,483 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 1997.

(10) Represents 62,500 shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 1997.

(11) Mr. Davis, a director of the Company, is the President of Tribune Ventures, a unit of Tribune Company. Mr. Davis disclaims beneficial ownership of shares held by Tribune Company. Mr. Davis' address is c/o Tribune Company, 435 North Michigan Avenue, Suite 600, Chicago, Illinois 60611.

(12) Mr. Case, a director of the Company, is the President, Chief Executive Officer and a director of AOL. Mr. Case disclaims beneficial ownership of shares held by AOL.

(13) Includes an aggregate of 230,313 shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 31, 1997. Also includes approximately 245,165 shares of Common Stock subject to a repurchase right of the Company upon cessation of the officer's or director's service to the Company. Such repurchase right lapses with respect to approximately 14,422 shares per month.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during the year ended December 31, 1996 by (i) the Company's Chief Executive Officer and (ii) the Company's four other executive officers who were serving as executive officers at the end of that year and whose total annual salary and bonus in such year exceeded $100,000 (together, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                             ANNUAL COMPENSATION       SECURITIES
                                            ---------------------      UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL POSITION          SALARY(1)      BONUS        OPTIONS        COMPENSATION
------------------------------------------  ---------     -------     ------------     ------------
George Bell...............................  $185,000      $60,000         48,458        $53,575(2)
  President and Chief Executive Officer
Brett T. Bullington.......................  $155,000           --         45,774                --
  Executive Vice President
Graham F. Spencer.........................  $116,333           --             --                --
  Chief Technology Officer
Joseph R. Kraus, IV(3)....................  $115,000           --             --                --
  Senior Vice President
Cary H. Masatsugu.........................  $107,941      $20,000        200,000                --
  Vice President, Development

---------------
(1) Robert C. Hood, who joined the Company in December 1996 as Executive Vice President, Chief Administrative Officer and Chief Financial Officer, is compensated at an annual base salary rate of $175,000. Jed L. Simmons, who joined the Company in January 1997 as Senior Vice President and Managing Director, Excite International, is compensated at an annual base salary rate of $210,000. Mr. Simmons is also provided with an annual allowance of up to $70,000 for housing and utilities in the United Kingdom. William B. White, Jr., who joined the Company in September 1996 and began serving as Senior Vice President, Marketing in January 1997, is compensated at an annual base salary rate of $160,000. Mr. White also received a $15,000 signing bonus in 1996. See "-- Compensation Arrangements with Executive Officers."

(2) Represents reimbursement for certain expenses in connection with the sale of Mr. Bell's residence in New York.

(3) Mr. Kraus also served as President of the Company from June 1994 to January 1996, and currently serves as Senior Vice President of the Company.

     The following table sets forth further information regarding option grants pursuant to the Company's 1995 Equity Incentive Plan (the "1995 Plan") and the 1996 Plan during 1996 to each of the Named Officers. In accordance with the rules of the Commission, the potential realizable values for such options shown in the table are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The assumed rates of appreciation do not represent the Company's estimate or projection of the appreciation of the Common Stock.

                             OPTION GRANTS IN 1996

                                                                                        POTENTIAL
                                                                                       REALIZABLE
                                                                                        VALUE AT
                                                                                     ASSUMED ANNUAL
                        NUMBER OF    PERCENTAGE OF                                   RATES OF STOCK
                        SECURITIES   TOTAL OPTIONS                                 PRICE APPRECIATION
                        UNDERLYING    GRANTED TO                                     FOR OPTION TERM
                         OPTIONS     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -------------------
         NAME           GRANTED(1)       1996          PER SHARE         DATE         5%        10%
----------------------  ----------   -------------   --------------   ----------   --------   --------
George Bell...........     18,458       0.6%             $ 2.50         2/07/06    $ 29,020   $ 73,543
                           30,000       1.1               6.125         9/26/06     115,559    292,850
Brett T. Bullington...     25,774       0.9                2.50         2/07/06      40,523    102,693
                           20,000       0.7               6.125         9/26/06      77,040    195,233
Cary H. Masatsugu.....    200,000       7.1                2.50         2/07/06     314,447    796,871
Graham F. Spencer.....         --        --                  --              --          --         --
Joseph R. Kraus, IV...         --        --                  --              --          --         --

---------------
(1) Options granted under the 1995 Plan and the Plan in 1996 were incentive stock options or nonqualified stock options that were granted at fair market value at the time of grant and that generally vest over a four-year period so long as the individual is employed by the Company. The options granted to George Bell and Brett T. Bullington on February 7, 1996 were immediately exercisable on the date of grant. Options expire ten years from the date of grant. In addition to the option grants set forth in the table above, in September 1996, the Company granted to William B. White, Jr. an option to purchase 150,000 shares of Common Stock at an exercise price of $6.125 per share. In November 1996, the Company granted to Robert C. Hood and Jed L. Simmons, who were at the time consultants to the Company, options to purchase 200,000 shares and 220,000 shares, respectively, of Common Stock at an exercise price of $6.125 per share. The options granted to Mr. Hood and Mr. Simmons are contingent upon shareholder approval of an amendment to the 1996 Plan to increase the number of shares reserved under such plan.

     The following table sets forth the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Officers at December 31, 1996. Also reported are values of "in-the-money" options which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1996 ($10.25) based on the last sales price of the Common Stock on the Nasdaq National Market on such date.

         AGGREGATE OPTION EXERCISES IN 1996 AND FISCAL YEAR-END VALUES

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS                IN-THE-MONEY OPTIONS
                         SHARES                         AT FISCAL YEAR-END            AT FISCAL YEAR-END
                        ACQUIRED        VALUE       ---------------------------   ---------------------------
        NAME          ON EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------- ------------   ------------   -----------   -------------   -----------   -------------
George Bell..........     20,000      $  296,075      100,313        297,302      $   947,385    $ 2,797,019
Brett T.
  Bullington(1)......    122,974       1,138,517           --        117,200               --      1,066,650
Cary H. Masatsugu....         --              --           --        200,000               --      1,550,000
Graham F. Spencer....         --              --           --             --               --             --
Joseph R. Kraus,
  IV.................         --              --           --             --               --             --

---------------
(1) The value realized for options exercised immediately prior to the initial public offering (IPO) of the Company is calculated using a fair market value on the date of exercise equal to the IPO price of $17.00 per share.

COMPENSATION ARRANGEMENTS WITH EXECUTIVE OFFICERS

     The Company has entered into compensation arrangements pursuant to offer letters with the following executive officers of the Company: George Bell, the Company's President and Chief Executive Officer; Brett T. Bullington, the Company's Executive Vice President; Cary H. Masatsugu, the Company's Vice President, Development; Robert C. Hood, the Company's Executive Vice President, Chief Administrative Officer and Chief Financial Officer; Jed L. Simmons, the Company's Senior Vice President and Managing Director, Excite International; William B. White, Jr., the Company's Senior Vice President, Marketing; Richard
B. Redding, the Company's Vice President, Finance and Administration and Secretary; and Kenneth Wachtel, the Company's Senior Vice President, Advertising Sales. See "Certain Transactions."

     Mr. Bell receives an annual base salary of $185,000 and was granted an option to purchase an aggregate of 18,458 shares of Common Stock. Mr. Bell received a guaranteed bonus of $60,000 during his first year of employment and the Company reimbursed Mr. Bell for certain expenses in connection with the sale of his residence in New York. Mr. Bell is eligible to receive a bonus of at least $60,000 in each year subsequent to his first year of employment, subject to certain performance criteria. This agreement may be terminated by the Company or Mr. Bell at any time for any reason.

     Mr. Bullington initially received an annual base salary of $150,000 and was granted an option to purchase an aggregate of 25,774 shares of Common Stock. Mr. Bullington's annual base salary has subsequently been increased to $170,000. This agreement may be terminated by the Company or by Mr. Bullington at any time for any reason.

     Mr. Masatsugu receives an annual base salary of $140,000 and received a signing bonus of $20,000 that was paid in April 1996. This agreement may be terminated by the Company or by Mr. Masatsugu at any time for any reason. If Mr. Masatsugu is terminated during the first 12 months of his employment, he will continue to receive his base salary for an additional three months.

     Mr. Hood receives an annual base salary of $175,000. In the event that the Company is acquired by a company that does not continue to employ Mr. Hood before Mr. Hood's option granted under a consulting arrangement is fully vested (see "Certain Transactions -- Consulting Arrangements"), he will receive a consultant fee of $175,000 that will entitle the Company to retain Mr. Hood for consulting services for a period of one year following the acquisition. Mr. Hood is also eligible to receive a bonus in 1997 that is based on profit-oriented goals and has a target of 20% of his annual base salary. This agreement may be terminated by the Company or Mr. Hood at any time for any reason. If Mr. Hood is terminated for reasons other than cause, he will continue to receive his base salary for an additional six months.

     Mr. Simmons receives an annual base salary of $210,000. Mr. Simmons is also eligible to receive an annual bonus that is based on certain performance criteria and has a target of 20-30% of his annual base salary. The Company will reimburse Mr. Simmons for up to $20,000 of moving expenses, will pay the United Kingdom portion of Mr. Simmons' taxes and will provide Mr. Simmons with an annual allowance of up to $70,000 for housing, utilities and other expenses. This agreement may be terminated by the Company or Mr. Simmons at any time for any reason. If Mr. Simmons is terminated for reasons other than cause, he will continue to receive his base salary for an additional six months.

     Mr. White receives an annual base salary of $160,000, and received an option to purchase 150,000 shares of Common Stock and a signing bonus of $15,000 in 1996. This agreement may be terminated by the Company or Mr. White at any time for any reason. If Mr. White is terminated by the Company within his first 12 months of employment due to unforeseen business conditions, he will continue to receive his base salary for an additional three months.

     Mr. Redding initially received an annual base salary of $80,000. Mr. Redding's annual base salary has subsequently been increased to $125,000. This agreement may be terminated by the Company or Mr. Redding at any time for any reason. If Mr. Redding is terminated without cause, he will continue to receive his base salary for an additional six months.

     Mr. Wachtel receives an annual base salary of $145,000 and received a signing bonus of $15,000. Mr. Wachtel has an annual targeted bonus of $95,000. This agreement may be terminated by the Company or Mr. Wachtel at any time for any reason.

     PURSUANT TO ITEM 402(A)(9) OF REGULATION S-K PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NEITHER THE "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION" NOR THE MATERIAL UNDER THE CAPTION "COMPANY STOCK PRICE PERFORMANCE" SHALL BE DEEMED TO BE FILED WITH THE SEC FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL SUCH REPORT OR SUCH MATERIAL BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY PAST OR FUTURE FILING BY THE COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR THE SECURITIES ACT OF 1933, AS AMENDED.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Company's executive compensation program is currently administered by the Compensation Committee of the Board of Directors (the "Committee"). Prior to the Company's initial public offering in April 1996, the Committee had not been formed and compensation decisions and grants of stock options were made by the Board. The current members of the Committee are Vinod Khosla and Geoffrey Y. Yang. Each of these persons is a non-employee director within the meaning of
Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Code.

GENERAL COMPENSATION PHILOSOPHY

     The role of the Compensation Committee is to set the salaries and other compensation of the executive officers and certain other key employees of the Company, and to make grants under, and to administer, the stock option and other employee equity and bonus plans. The Company's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in shareholder value, while providing a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. The Committee currently uses salaries, bonuses and stock options to meet these goals.

EXECUTIVE COMPENSATION

     Base Salary. Salaries for executive officers for 1996 were generally determined on an individual basis at the time of hiring. The majority of the Company's executives were hired prior to the completion of the Company's initial public offering in April 1996 and, therefore, prior to the formation of the Committee. For 1997, the Committee will review the base salaries of the executive officers by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

     Annual Incentive Awards. During 1996, the Company had no formal bonus plan. Bonuses payable to executives were determined by negotiations between the particular executive and the Company during the hiring process. During 1997, the Company established the 1997 Bonus Plan (the "Bonus Plan"). Under the Bonus Plan, all full-time employees of the Company, including executive officers, are eligible to participate in the Bonus Plan. The Committee has the sole discretion to determine the individuals who participate in the Bonus Plan. Bonuses will be paid as a percentage of base wages earned during the year. A significant portion of all bonuses will be based upon total company financial goals as determined by the Committee. The balance will be based upon achievement of personal and team objectives, as determined by the Committee or such person designated by the Committee. The weighting between total company financial goals versus personal and team goals may vary by position at the sole discretion of the Committee.

     Long-Term Incentive Awards. The Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of the Company's shareholders and encourages executives to remain in the Company's employ. The Company grants stock options in accordance with the Plan, which is the successor to the 1995 Plan. Grants are awarded based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of the Company's financial and strategic objectives, and industry practices and norms.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Bell's base salary, target bonus, bonus paid and long-term incentive awards for 1996 were determined based upon negotiations between the Company and Mr. Bell and were approved by the Board prior to his hiring, as he was hired prior to the formation of the Committee. For 1997, the Committee will evaluate his compensation consistent with the factors described above for all executive officers.

INTERNAL REVENUE CODE SECTION 162(M) LIMITATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Committee believes that grants made pursuant to the 1995 Plan and the Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Committee's present intention is to comply with Section 162(m) unless the Committee feels that required changes would not be in the best interest of the Company or its shareholders.

                                          COMPENSATION COMMITTEE

                                          Vinod Khosla
                                          Geoffrey Y. Yang

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock, the Nasdaq Composite Index ("Nasdaq"), and the Hambrecht & Quist Internet Index ("H&Q Internet"). The graph assumes that $100 was invested in the Company's Common Stock, Nasdaq and H&Q Internet on April 4, 1996 and calculates the return monthly through December 31, 1996. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

        Measurement Period
      (Fiscal Year Covered)               Excite              Nasdaq           H&Q Internet
4/4/96                                   100.00              100.00              100.00
4/30/96                                   86.25              106.47              116.04
5/31/96                                   80.65              111.20              121.35
6/30/96                                   41.90              105.97              110.96
7/31/96                                   35.65               96.64               89.07
8/31/96                                   28.75              102.08               93.32
9/30/96                                   41.90              109.72              103.07
10/31/96                                  30.65              109.24               94.43
11/30/96                                  48.75              115.60              100.34
12/31/96                                  51.25              115.46               94.95

                              CERTAIN TRANSACTIONS

     Since January 1, 1996, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of any class of voting securities of the Company or members of such person's immediate family had or will have a direct or indirect material interest other than (i) the compensation agreements which are described in "Executive Compensation" and "Compensation Arrangements with Executive Officers," and (ii) the transactions described below.

SECURITIES ISSUANCES

     On March 8, 1996, the Company sold shares of its Series D Preferred Stock to AOL and Tribune Company ("Tribune"), convertible into 621,506 and 745,806 shares of Common Stock, respectively, for an aggregate purchase price of $11.0 million. As a result of the issuance of the Series D Preferred Stock, the Company believes that AOL and Tribune became affiliates of the Company. In connection with the purchase of Series D Preferred Stock, AOL and Tribune have agreed not to acquire beneficial ownership of more than 20% of the outstanding securities of the Company without the Company's consent for a five year period. At the time of its purchase of Series D Preferred Stock, AOL purchased the AOL Warrant which was exercisable into 650,000 shares of Common Stock at an exercise price of $8.00 per share and was amended to be exercisable into an equivalent number of shares of Series E-3 Preferred Stock. AOL and Tribune purchased an aggregate of 117,647 shares of Common Stock in the Company's initial public offering.

     Each of the shares of the Company's Series D Preferred Stock described above were converted into shares of the Company's Common Stock prior to the completion of the Company's initial public offering in April 1996. The holders of such converted shares of Preferred Stock are entitled to certain registration rights with respect to the shares of Common Stock which were issued upon conversion thereof. AOL and Tribune also have certain registration rights with respect to the shares of Common Stock which they purchased in the Company's initial public offering. AOL is also entitled to certain registration rights with respect to the shares of Common Stock issuable upon the exercise of its warrant described above.

PROMISSORY NOTES TO AND FROM THE COMPANY

     In February 1996, the Company entered into a Bridge Line of Credit Agreement (the "Credit Agreement") with Kleiner Perkins Caufield & Byers VII, KPCB VII Founders Fund, KPCB Information Sciences Zaibatsu Fund II, Institutional Venture Management VI, Institutional Venture Partners VI and IVP Founders Fund I, L.P. (collectively, the "Lenders"). All of these entities are either 5% shareholders or affiliates of a Board member or 5% shareholder. Pursuant to the terms of the Credit Agreement, the Lenders agreed to make loans of funds to the Company from time to time on a non-revolving basis, in an aggregate cumulative principal amount not to exceed $2.0 million. As of March 1, 1996, the Company had outstanding $2.0 million under the Credit Agreement. Such amount was evidenced by Convertible Promissory Notes and Promissory Notes, each dated as of February 23 and February 26, 1996, respectively (collectively, the "Notes") and bore interest at a rate of 8 3/4% per annum. The Company repaid $1.0 million in principal amount of the Notes with the proceeds of the Company's Series D Preferred Stock financing in March 1996. The remaining $1.0 million in principal amount of the Notes was converted at the time of the Company's initial public offering into 160,000 shares of Common Stock of the Company at a price of $6.25 per share.

     In February 1996, the Company loaned $100,000 to Graham F. Spencer. The loan is evidenced by a promissory note which bears interest at a rate of 5.32% per annum and is payable in 35 successive monthly installments of $3,221.11 each, and the 36th and final payment of $3,221.15 is due on February 28, 1999. Monthly installment payments will be deducted from Mr. Spencer's salary beginning March 31, 1996. However, for each month in which an installment payment is due and in which Mr. Spencer is providing full time services as an employee of the Company to the reasonable satisfaction of the Board, the installment payment due under this note is forgiven by the Company. The promissory note will immediately become due and payable in full in the event Mr. Spencer is no longer employed by the Company.

     In March 1996, the Company loaned $64,435 to Brett T. Bullington in connection with his purchase of 25,774 shares of Common Stock pursuant to the exercise of a stock option. The loan was evidenced by a secured full recourse promissory note which bore interest at a rate of 5.32% per annum and was payable in 60 successive monthly installments of $1,073.92 commencing April 1, 1996. The promissory note was paid in full in January 1997.

CONSULTING ARRANGEMENTS

     Prior to their employment by the Company, Messrs. Masatsugu, Hood, Simmons and Wachtel served as consultants to the Company. In February 1996, Mr. Masatsugu was granted an option to purchase 200,000 shares of Common Stock at an exercise price of $2.50 per share. In November 1996, Mr. Hood and Mr. Simmons were granted options to purchase 200,000 shares and 220,000 shares, respectively, of Common Stock at an exercise price of $6.125 per share. In January 1997, Mr. Wachtel was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $8.75 per share. In each case of options discussed above, such options are subject to vesting contingent upon such individual providing substantial services to the Company as a consultant or an employee.

ADDITIONAL TRANSACTIONS WITH AOL

     On November 25, 1996, the Company, AOL and a wholly-owned subsidiary of AOL entered into an Acquisition Agreement (the "Acquisition Agreement") pursuant to which the Company agreed to acquire certain assets relating to the WebCrawler search and directory service (the "WebCrawler Assets") from AOL. The closing under the Acquisition Agreement occurred in March 1997. In addition, the Company entered into a Technology License, Distribution, Services and Co-Marketing Agreement (the "Distribution Agreement") with AOL. In consideration of the Acquisition and the rendering of certain services to the Company, the Company issued to AOL 1,250,000 and 700,000 shares of its Series E-1 and Series E-2 Preferred Stock, respectively. In addition, as part of the transactions contemplated by the Acquisition Agreement and the Distribution Agreement (i) AOL will have the right (the "Exchange Right"), for a 90-day period following March 27, 1997, to have the 680,330 shares of Common Stock beneficially owned by AOL cancelled and an equivalent number of shares of Series E-4 Preferred Stock issued to AOL Ventures and (ii) the AOL Warrant, which previously was exercisable into 650,000 shares of Common Stock at an exercise price of $8.00 per share, was amended to become exercisable into 650,000 shares of Series E-3 Preferred Stock at the same exercise price per share. In addition, the expiration date of the AOL Warrant was amended so that the expiration date with respect to 325,000 shares of Series E-3 Preferred Stock will be September 30, 1997 and the expiration date for the remaining shares will remain March 8, 2001.

     The Series E Preferred Stock will, upon the liquidation, dissolution or winding up of the Company, be entitled to receive a liquidation preference of $1.15, $0.01, $8.00 and $8.819 per share for the Series E-1, E-2, E-3 and E-4
Preferred Stock, respectively. Each share of Series E Preferred Stock will be convertible into shares of Common Stock at the option of the holders thereof, with such conversion to occur on a one-to-one basis, as adjusted for certain events. The holders of outstanding shares of Series E Preferred Stock shall be entitled to vote together with the holders of Common Stock, on an as-converted-to-Common Stock basis. So long as AOL holds at least 1,315,165 shares of Series E Preferred Stock, AOL shall be entitled to elect one member of the Board. AOL also has registration rights with respect to the Common Stock issuable upon conversion of Preferred Stock issuable directly or indirectly, upon exercise of the AOL Warrant or the Exchange Right (collectively, the AOL Registrable Securities). The Company has filed a "shelf" registration statement providing for the resale of all of the AOL Registrable Securities during no more than four 30 day periods which must be at least 90 days apart in time and in accordance with the manner of sale provisions set forth in Rule 144(f) under the Securities Act or in other customary brokerage transactions in the public market. The Company has the right to delay the shelf registration, or the sale of the AOL Registrable Securities under such shelf registration, for up to 60 or 90 days under certain circumstances. The first $50,000 of the expenses relating to the issuance of the Preferred Stock and in connection with such shelf registration will be borne by the Company.

     In addition, upon the request of AOL, the Company must file a registration statement on Form S-3 during such period that Form S-3 is available to the Company (an "S-3 Registration"), subject to certain conditions. The Company has the right to delay any S-3 Registration for up to 60 days under certain circumstances. The Company is required to effect only two S-3 Registrations. All expenses (including registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company) incurred in connection with such registrations will be borne by AOL.

     AOL also has certain "piggyback" registration rights. All expenses incurred in connection with any piggyback registrations on behalf of AOL (other than the underwriters' and brokers' discounts and commissions) will be borne by the Company.

     The Company's obligation to register AOL Registrable Securities will terminate upon the earlier of (i) the time that all AOL Registrable Securities have been registered and sold or (ii) such time as all AOL Registrable Securities held by AOL may be sold within a three month period under Rule 144.

     The Company and AOL have also entered into a Voting Trust Agreement (the "Voting Trust") with respect to the shares of Series E Preferred Stock issued (or to be issued upon exercise of the AOL Warrant or the Exchange Right) to AOL in connection with the Acquisition and the entering into of the Distribution Arrangement. The Voting Trust provides that all of such shares shall be deposited into a voting trust such that in the event that California law should require a separate class vote of the Preferred Stock owned by AOL, such shares are to be voted consistently with the majority of the Company's Common Stock. The trustee under the Voting Trust is Richard B. Redding, the Company's Vice President, Finance and Administration and Secretary. His address is c/o Excite, Inc., 555 Broadway, Redwood City, California 94063. The Voting Trust will terminate upon the earlier to occur of (i) the date on which AOL no longer holds shares of Preferred Stock; (ii) the effective date of any merger, consolidation, exchange or other reorganization where the Company is not the surviving corporation; (iii) the dissolution of the Company; or (iv) ten years from the date of the creation of the Voting Trust.

     The Acquisition was recorded for accounting purposes as of December 1, 1996 and was valued at $16.1 million. Pursuant to the Distribution Agreement, a co-branded version of the Excite service will be the exclusive provider of Web search and directory services to AOL's customers for a minimum of two years. After the initial two-year exclusivity period, either party may elect to terminate the exclusivity arrangement by prior written notice. In the event of such a termination, the co-branded search and directory service will be the "default" search and directory service for AOL. The Distribution Agreement has a term of five years and can be renewed by AOL for an additional five year period and provides that the Company will receive a share of revenues generated on the AOL search and directory site, with AOL incurring all hosting, advertising and selling expenses. In addition, after the term of the Distribution Agreement, AOL will have a non-exclusive, non-transferable license to any navigation service owned or controlled by Excite for successive one-year periods at "customary fair market rates" and other terms to be mutually agreed upon by the Company and AOL.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested directors of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                             SHAREHOLDER PROPOSALS

     Proposals of Shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than February 19, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1996 were met, except that a Form 3 was filed late for America Online, Inc., a 10% shareholder of the Company, and a Form 4 was filed late for Vinod Khosla, a director of the Company.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
          DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE
           ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE
                          REPRESENTED AT THE MEETING.

                                                                     APPENDIX A

                                  EXCITE, INC.

                           1996 EQUITY INCENTIVE PLAN

                          As Adopted February 29, 1996
                          and Amended November 19, 1996
                               and January 2, 1997

         1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2.   SHARES SUBJECT TO THE PLAN.

              2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 4,755,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

              2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 800,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan

         4.   ADMINISTRATION.

              4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan;

         (c)  select persons to receive Awards;

         (d)  determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

         (g)  grant waivers of Plan or Award conditions;

         (h)  determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)  determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

              4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

              4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

              5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

              5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

              5.3 Exercise Period. Options may be exercisable immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

              5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

              5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

              5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


              (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

              5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

              5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 19 below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

              5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

              5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

              6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

              6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

              6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7.   STOCK BONUSES.

              7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

              7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

              7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

              7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

         8.   PAYMENT FOR SHARE PURCHASES.

              8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)  by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

         (d) by waiver of compensation due or accrued to the Participant for services rendered;

         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)  by any combination of the foregoing.

              8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9.   WITHHOLDING TAXES.

              9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

              9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

         (c) all elections will be subject to the consent or disapproval of the Committee;

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


         (d)  if the Participant is an Insider and if the Company is subject to
              Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

         (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         10.  PRIVILEGES OF STOCK OWNERSHIP.

              10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

              10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not "Vested" (as defined in the Award Agreement) held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's original Purchase Price.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18.  CORPORATE TRANSACTIONS.

              18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the shareholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

              18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Subsection 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

              18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "EFFECTIVE DATE"); provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate having never become effective. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

         20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

         22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

              "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

              "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

              "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

              "BOARD" means the Board of Directors of the Company.

              "CODE" means the Internal Revenue Code of 1986, as amended.

              "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

              "COMPANY" means Excite, Inc.

              "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

              "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

              "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                                                                    Excite, Inc.
                                                      1996 Equity Incentive Plan


         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

         (d) if none of the foregoing is applicable, by the Committee in good faith.

              "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

              "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company;
(b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

              "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

              "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "PARTICIPANT" means a person who receives an Award under this Plan.

              "PLAN" means this Excite, Inc. 1996 Equity Incentive Plan, as amended from time to time.

              "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

              "SEC" means the Securities and Exchange Commission.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

              "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

              "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                  EXCITE, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  May 5, 1997

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                    COMPANY.

The undersigned hereby appoints Robert C. Hood and Richard B. Redding, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, no par value, of Excite, Inc. (the "Company"), held of record by the undersigned on June 19, 1997, at the Annual Meeting of Shareholders of the Company to be held at the corporate offices of the Company, on Thursday, June 19, 1997, at 10:00 a.m. California time, and at any adjournments or postponements thereof.


1.       ELECTION OF DIRECTORS.

[  ]     FOR all nominees listed               [  ]     WITHHOLDING AUTHORITY
         below (except as indicated                     to vote for all nominees
         to the contrary below)                         listed below


Nominees:      George Bell, Joseph R. Kraus, IV, Donn M. Davis, Vinod Khosla
               and Geoffrey Y. Yang.

Instruction:   To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

               _________________________________________________________________

2.       APPROVAL OF AMENDMENTS TO THE 1996 EQUITY INCENTIVE PLAN.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

3. APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

4. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN


        The Board of Directors recommends that you vote FOR the election of the five nominees listed in Proposal 1 and FOR each of Proposals 2, 3 and 4.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)


    THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR EACH OF PROPOSALS 2, 3 AND 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.


                           _____________________________________________________
                           (Print Shareholder(s) name)


                           _____________________________________________________
                           (Signature(s) of Shareholder or Authorized Signatory)


                           _____________________________________________________

                           Dated:  __________, 1997


Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date the proxy.


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
         ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                  EXCITE, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  May 5, 1997

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                    COMPANY.

The undersigned hereby appoints Robert C. Hood and Richard B. Redding, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Preferred Stock, no par value, of Excite, Inc. (the "Company"), held of record by the undersigned on June 19, 1997, at the Annual Meeting of Shareholders of the Company to be held at the corporate offices of the Company, on Thursday, June 19, 1997, at 10:00 a.m. California time, and at any adjournments or postponements thereof.


1.       ELECTION OF DIRECTOR.

[  ]     FOR the nominee listed                [  ]     WITHHOLDING AUTHORITY
         below (except as indicated                     to vote for the nominee
         to the contrary below)                         listed below


Nominee:          Stephen M. Case


2.       APPROVAL OF AMENDMENTS TO THE 1996 EQUITY INCENTIVE PLAN.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

3. APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN

4. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.

         [   ]        FOR        [   ]      AGAINST      [   ]    ABSTAIN


        The Board of Directors recommends that you vote FOR the election of the nominee listed in Proposal 1 and FOR each of Proposals 2, 3 and 4.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)



    THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AND FOR EACH OF PROPOSALS 2, 3 AND 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.


                           _____________________________________________________
                           (Print Shareholder(s) name)


                           _____________________________________________________
                           (Signature(s) of Shareholder or Authorized Signatory)


                           _____________________________________________________

                           Dated:  __________, 1997


Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased shareholder should give their full title. Please date the proxy.


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
         ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.